                                                                    EXHIBIT 10.1
                     FRANCHISE MORTGAGE ACCEPTANCE COMPANY

                       1997 STOCK OPTION, DEFERRED STOCK
                                      AND
                             RESTRICTED STOCK PLAN



SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.
           ------------------------------------

           (a) This plan is intended to implement and govern the Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") of Franchise Mortgage Acceptance Company, a Delaware corporation (the "Company"). The Plan was adopted by the Board on August , 1997, subject to the approval of the Company's stockholders. The purpose of the Plan is to enable the Company and its Subsidiaries, to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry, and to provide incentives to such personnel and members that are linked directly to increases in stockholder value, and will therefore, inure to the benefit of all stockholders of the Company.

           (b) For purposes of the Plan, the following terms shall be defined as set forth below:

           (1)  "Award" means any award of Deferred Stock, Restricted Stock,
                 -----
Stock Appreciation Right, Limited Stock Appreciation Right or Stock Option.

           (2)  "Board" means the Board of Directors of the Company.
                 -----

           (3)  "Code" means the Internal Revenue Code of 1986, as amended from
                 ----
time to time, or any successor thereto.

           (4)  "Committee" means the Compensation Committee of the Board plus
                 ---------
such additional directors of the Company as the Board shall designate.

           (5)  "Company" means Franchise Mortgage Acceptance Company, a
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Delaware corporation, organized under the laws of the State of Delaware (or any successor corporation).

           (6)  "Deferred Stock" means an award made pursuant to Section 7
                 --------------
below of the right to receive Stock at the end of a specified deferral period.

           (7)  "Disability" means permanent and total disability as determined
                 ----------
under the Company's disability program or policy.

           (8)  "Effective Date" shall mean the date provided pursuant to
                 --------------
Section 16.

           (9)  "Eligible Employee" means an employee of the Company or any
                 -----------------
Subsidiary eligible to participate in the Plan pursuant to Section 4.

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     (10) "Fair Market Value" means, as of any given date, with respect to any
           -----------------
any Awards granted hereunder, at the discretion of the Committee and subject to such limitations as the Committee may impose, (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal Composite Tape or (B) the average on such date of the closing price of the Stock on each day on which the Stock is traded over a period of up to twenty trading days immediately prior to such date or (C) if on the date for which current fair market value is to be determined the Stock is not listed on any securities exchange or quoted in the NASDAQ System or over-the-counter market, the current fair market value of the Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of the Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board.

     (11) "Incentive Stock Option" means any Stock option intended to be
           ----------------------
designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (12) "IPO" means the Company's initial public offering of its Stock on
           ---
Registration Statement Form S-1.

     (13) "Limited Stock Appreciation Right" means a Stock Appreciation Right
           --------------------------------
that can be exercised only in the event of a Change of Control as defined in
Section 10.

     (14) "Non-Qualified Stock Option" means any Stock Option that is not an
           --------------------------
Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

     (15) "Parent Corporation" means any corporation (other than the Company) in
           ------------------
an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

     (16) "Participant" means any Eligible Employee selected by the Committee,
           -----------
pursuant to the Committee's authority in Section 2 below, to receive grants of Stock Options or Awards or any combination of the foregoing.

     (17) "Restricted Period" means the period set by the Committee as it
           -----------------
pertains to Deferred Stock or Restricted Stock awards pursuant to Section 7.

     (18) "Restricted Stock" means an award of shares of Stock that is subject
           ----------------
to restrictions under Section 7 that will lapse with the passage of time or upon the attainment of performance objectives.

     (19) "Stock" means the Common Stock, no par value per share, of the
           -----
Company.

     (20) "Stock Appreciation Right" means the right pursuant to an award
           ------------------------
granted under Section 6 below to receive an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof and (ii) the aggregate exercise price of such right or such portion thereof.

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

     (21) "Stock Option" means any option to purchase shares of Stock granted
           ------------
pursuant to Section 5.

     (22) "Subsidiary" means any corporation (other than the Company) in an
           ----------
unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

     (a) The Plan shall be administered by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

     (b) The Committee shall have the power and authority to grant to Eligible Employees, pursuant to the terms of the Plan: (A) Stock Options, (B) Stock Appreciation Rights, (C) Deferred Stock, (D) Restricted Stock, or (E) any combination of the foregoing.

     In particular, the Committee shall have the authority;

     (1) to select those employees of the Company or its Subsidiaries who are Eligible Employees;

     (2) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Deferred Stock, Restricted Stock or a combination of the foregoing, are to be granted to Eligible Employees hereunder;

     (3) to determine the number of shares of Stock to be covered by each such Award;

     (4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any such Award including, but not limited to, (x) the restricted period applicable to Deferred Stock or Restricted Stock awards, (y) the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock shall lapse during such period, and (z) when and in what increments shares covered by Stock Options may be purchased; and

     (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Deferred Stock, Restricted Stock or any combination of the foregoing.

     (c) The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan; and to otherwise supervise the administration of the Plan.

     (d) All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and its Subsidiaries and the Participants.

SECTION 3. STOCK SUBJECT TO PLAN.

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          (a) The total number of shares of Stock reserved and available for
issuance under the Plan shall be                                (          )
shares of Stock. Such shares shall consist of authorized but unissued shares.

          (b) To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Deferred Stock or Restricted Stock award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future Awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and certificates representing such shares are surrendered to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan.

          (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan as may be determined by the Committee, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Committee, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right.

SECTION 4. ELIGIBILITY.

          Officers and other key employees of the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries, and the directors of the Company and its Subsidiaries, shall be eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, and Deferred Stock or Restricted Stock awards hereunder. Officers and other key employees of the Company or its Subsidiaries shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among Eligible Employees recommended by the senior management of the Company, and the Committee shall determine, in its sole discretion, the number of shares covered by each Award.

SECTION 5. STOCK OPTION FOR ELIGIBLE EMPLOYEES

          (a) Stock Options may be granted to Eligible Employees alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Options need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a Stock Option Agreement with the Company, in such form as the Committee shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

                    i) The Stock Options granted under the Plan to Eligible Employees may be of two types: (x) Incentive Stock Options and (y) Non-Qualified Stock Options.

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

                    ii) The Committee shall have the authority to grant any Eligible Employee (x) Incentive Stock Options (provided such Eligible Employee is also an employee of the Company or its Subsidiaries), (y) Non-Qualified Stock Options, or (z) both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

          (b) Stock Options granted under this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

              i)  Option Price. The option price per share of Stock purchasable
                  ------------
              under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

              ii) Option Term.  The term of each Stock Option shall be fixed
                  -----------
              by the Committee, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own
              --------  -------
              (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

          (c) Exercisability.  Stock Options shall be exercisable at such time
              --------------
or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided herein
                             --------  -------
or unless otherwise determined by the Committee at or after grant, Stock Options shall be exercisable one year following the date of grant of the option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part based on such factors as the Committee may determine in its sole discretion.

          (d) Method of Exercise.  Subject to Section 5(c) above, Stock Options
              ------------------
may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Committee. As determined by the Committee, in its sole discretion, payment in whole or in part may also be made

(i) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised), (ii) by cancellation of any indebtedness owed by the Company to the optionee, (iii) by a full recourse promissory note executed by the optionee, or (iv) by any combination of the foregoing; provided, however, that in the case of an Incentive Stock Option
           --------  -------
the right to make payment in the form of already owned shares may be authorized only at the time of grant. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

          (e) The Committee may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted; provided, however, should the Committee so require, the
                         --------  -------
number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, the Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for the grants of Stock Options and other Awards hereunder.

          (f)  Loans.  The Company may make loans available to Stock Option
               -----
holders as the Committee, in its discretion, may determine in connection with the exercise of outstanding options granted under the Plan. Such loans shall
(i) be evidenced by promissory notes entered into by the holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(f) and such other terms and conditions, not inconsistent with the Plan, as the Committee shall determine, (iii) bear interest, if any, at such rate as the Committee shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Committee; provided, however, that the term of the loan,
                             --------  -------
including extensions, shall not exceed seven years. Unless the Committee determines otherwise, when a loan shall have been made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Committee, in its discretion; provided, however, that each loan shall comply with all applicable
            --------  -------
laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

          (g)  Non-transferability of Options.  No Stock Options shall be
               ------------------------------
transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. To the extent such Options and intended to qualify as Incentive Stock Options no disposition of an Optioned Share may be made by optionee within two (2) years from the date of the granting of the Option(s) nor within one (1) year after the transfer of such Optioned Share to him.

          (h) Termination by Death.  If an optionee's employment with the
              --------------------
Company and any Subsidiary terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

          (i) Termination by Reason or Disability.  If an optionee's employment
              -----------------------------------
with the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Committee shall determine at the time of grant), for a period of twelve months (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the
                                                --------  -------
optionee dies within such twelve-month period (or such shorter period as the Committee shall specify at grant) and prior to the expiration of the stated term of such Stock Option, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months (or such shorter period as the Committee shall specify at grant) from the time of death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (j) Other Termination.  Except as otherwise provided in this paragraph
              -----------------
or otherwise determined by the Committee, if an optionee's employment with the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option may be exercised until the earlier to occur of (A) three months from the date of such termination or (B) the expiration of such Stock Option's term.

          (k) Annual Limit on Incentive Stock Options.  To the extent that the
              ---------------------------------------
aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, its Parent Corporation and any Subsidiary become exercisable for the first time by an optionee during any calendar year exceed $100,000, such options shall be treated as Non-Qualified Stock Options.

          (l) Annual Limit on Stock Options.  More than one Stock Option may be
              -----------------------------
granted to an Eligible Employee during any fiscal year of the Company, but the aggregate number of shares of Stock underlying Stock Options granted to any Eligible Employee during any such fiscal year shall not exceed fifty percent (50%) of the shares of Stock reserved for issuance under the Plan pursuant to
Section 3 of the Plan.

SECTION 6.  STOCK APPRECIATION RIGHTS.

          (a) Grant and Exercise.  Stock Appreciation Rights may be granted to
              ------------------
Eligible Employees either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

          A Related Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

          A Related Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been exercised.

          (b) Terms and Conditions.  Stock Appreciation Rights shall be subject
              --------------------
to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following;

              i) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
              Section 5 and this Section 6 of the Plan; provided, however, that
                                                        --------  -------
              any Related Stock Appreciation Right shall not be exercisable during the first six months of the term of the Related Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

              ii) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Related Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (c) Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (g) of Section 5 of the Plan.

          (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

          (e) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the stock subject to an Incentive Stock Option exceeds the exercise price of such Stock Option.

          (f) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that Free Standing Stock Appreciation
                   --------  -------
Rights shall not be exercisable during the first six months of the term of the Free Standing Stock Appreciation Right, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of the six-month period.

          (g) The term of each Free Standing Stock Appreciation Right shall be fixed by the Committee, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

          (h) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock over the price per share specified in the Free Standing Stock Appreciation Right (which shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares in respect to which the right is being exercised, with the Committee having the right to determine the form of payment.

          (i) No Free Standing Stock Appreciation Right shall be transferable by the recipient otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the recipient's lifetime, only by the recipient.

          (j) In the event of the termination of an employee who has received Free Standing Stock Appreciation Rights, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

SECTION 7. DEFERRED STOCK AND RESTRICTED STOCK.

          (a) General.  Deferred Stock and Restricted Stock awards may be issued
              -------
to Eligible Employees either alone or in addition to other Awards granted under the Plan. The Committee shall determine to whom, and the time or times at which, grants of Deferred Stock or Restricted Stock awards will be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Deferred Stock or Restricted Stock awards; the Restricted Period (as defined in paragraph (c) hereof) applicable to Deferred Stock or Restricted Stock awards; the performance objective applicable to Deferred Stock or Restricted Stock awards; the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock awards shall lapse during such Restricted Period; and all other conditions of the Deferred Stock or Restricted Stock awards. The Committee may also condition the grant of Deferred Stock or Restricted Stock awards upon the exercise of Stock Options, or upon such other criteria as the Committee may determine, in its sole discretion. The provisions of Deferred Stock or Restricted Stock awards need not be the same with respect to each recipient.

          (b) Awards and Certificates.  The prospective recipient of a Deferred
              -----------------------
Stock or Restricted Stock award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (an "Award Agreement") and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Committee may specify after the Award date).

          Each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

     The shares of stock represented by this certificate are subject to restrictions and limitations on transferability contained in the Franchise Mortgage Acceptance Company 1997 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") and a Restricted Stock Award Agreement (the "Agreement") entered into between the registered owner of the shares of stock represented by this certificate and Franchise Mortgage Acceptance Company, a Delaware corporation (the "Company"). Copies of the Plan and the Agreement will be furnished by the Company to any holder of this certificate upon request and without charge.

          The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

          With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

          (c) Restriction and Conditions.  The Deferred Stock or Restricted
              --------------------------
Stock awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

              (i) Subject to the provisions of the Plan and the Deferred Stock or Restricted Stock Award Agreements, during such period as may be set by the Committee commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Deferred Stock awarded under the Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death or Disability or the occurrence of a "Change of Control" as defined in Section 10 below.

          (ii) With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that
                                                       --------  -------
dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Deferred Stock, except as the Committee shall otherwise determine. With respect to the shares of Restricted Stock, except as provided in paragraph (b) of this Section 7, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period.

          (iii) Subject to the provisions of the Deferred Stock or Restricted Stock Award Agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest at 8% per year.

SECTION 8. AMENDMENT AND TERMINATION.

          (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any Award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

          (i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

          (ii) except as provided in this Plan, decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the grant of the option;

          (iii) materially change the employees or class of employees eligible to participate in the Plan;

          (iv) materially increase the benefits accruing to Participants under the Plan; or

          (v)   extend the maximum option period under paragraph (b) of
                Section 5 of the Plan.

          (b) The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. UNFUNDED STATUS OF PLAN.

          The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 10. CHANGE OF CONTROL.

          The following acceleration and valuation provisions shall apply in the event of a "Change of Control", as defined in paragraph (b) of this Section 10:

          (a) in the event of a "Change of Control," unless otherwise determined by the Committee or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control;

               (i) any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

               (ii) the restrictions applicable to any Restricted Stock or Deferred Stock awards under the Plan shall lapse, and such shares and Awards shall be deemed fully vested;

               (iii) any indebtedness incurred pursuant to Section 5(f) above shall be forgiven and the collateral pledged in connection with any such loan shall be released; and

               (iv) the value of all outstanding Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock and Deferred Stock awards shall, to the extent determined by the Committee at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in paragraph (c) of this Section 10) as of the date the Change of Control occurs or such other date as the Committee may determine prior to the Change of Control.

          (b) For purposes of paragraph (a) of this Section 10, a "Change of Control" shall be deemed to have occurred if;

               (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

               (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 10(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

               (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

               (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (c) For purposes of this Section 10, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights or Limited Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options.

SECTION 11. GENERAL PROVISIONS.

          (a) The Committee may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commissions, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

          (c) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (d) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 12.  SPECIFIC PERFORMANCE.

          The Stock Options granted under this Plan and the Shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its stockholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

SECTION 13.  INVALID PROVISION.

          In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

SECTION 14.  APPLICABLE LAW.

          This Plan shall be governed by and construed in accordance with the laws of the State of California.

SECTION 15.  SUCCESSORS AND ASSIGNS.

          This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

SECTION 16.  EFFECTIVE DATE OF PLAN.

          The Plan became effective (the "Effective Date") on [    , 1997].

SECTION 17.  TERM OF PLAN.

          No Stock Option, Stock Appreciation Right, Deferred Stock or Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

          IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officers.


                                           FRANCHISE MORTGAGE ACCEPTANCE COMPANY



                                           By:__________________________________
                                              Wayne L. Knyal,
                                              President

                     FRANCHISE MORTGAGE ACCEPTANCE COMPANY

                             STOCK OPTION AGREEMENT



          This AGREEMENT is made effective as of the ______ day of _______________, (the "Option Grant Date"), by and between Franchise Mortgage Acceptance Company, a Delaware corporation (the "Company") and _________________ (the "Optionee").

                                   RECITALS

          WHEREAS, the Board of Directors of the Company has established the 1997 Stock Option and Awards Plan (the "Plan") effective as of _________, 1997, and

          WHEREAS, pursuant to the provisions of said Plan, the Board of Directors of the Company, by action duly taken effective as of ____________, 1997, granted to the Optionee an option or options (the "Option(s)") to purchase shares of the Common Stock of the Company on the terms and conditions set forth herein.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

          1.     The Option(s).  The Optionee may, at his/her option, purchase
                 -------------
all or any part of an aggregate of ______ shares of Common Stock (the "Optioned Shares"), at the price of $_____ per share (the "Option Price"), on the terms and conditions set forth herein.

          2.  Option Type; Exercise Dates and Exercise.  Options intended to
              ----------------------------------------
qualify as Incentive Stock Options are designated by an "ISO" under the category "Type." Options intended as separate Non-Qualified Stock Options are designated by a "NQSO" under the category "Type." The Option(s) shall be exercisable as to the specified number of Optioned Shares on and after the "First" dates and on or before the "Last" dates set forth below:

                                    Exercise Dates
                               ------------------------
 Type       Number of Shares      First         Last
-------     ----------------   ----------     ---------

-------     ----------------   ----------     ---------

-------     ----------------   ----------     ---------

-------     ----------------   ----------     ---------

-------     ----------------   ----------     ---------

-------     ----------------   ----------     ---------

-------     ----------------   ----------     ---------

     Optionee acknowledges that he/she understands he/she has no right whatsoever to exercise the Option(s) granted hereunder with respect to any Optioned Shares covered by any installment until such installment accrues as provided above. Optionee further understands that the Option(s) granted hereunder shall expire and become unexercisable as provided in Section 3(c) below.

     This Option shall be deemed exercised as to the shares to be purchased when written notice of such exercise has been given to the Company at its principal business office by the Optionee with respect to the Common Stock to be purchased. Such notice shall be accompanied by full payment in cash or cash equivalents as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or part may also be made
(i) by cancellation of any indebtedness owed by the Company to the Optionee,(ii) by a full recourse promissory note executed by the Optionee, (iii) in the form of unrestricted Stock owned by the Optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award under the Plan (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant, or (iv) by any combination of the foregoing.

     3.  Governing Plan.  This Agreement hereby incorporates by reference the
         --------------
Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect the Optionee's rights under this Agreement and the Plan except as may be required by applicable law. The Optionee expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. The Optionee also hereby expressly acknowledges, represents and agrees as follows:

          (a) Acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that he/she is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.

          (b) Agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

          (c) Acknowledges that he/she is familiar with Sections of the Plan regarding the exercise of the Option(s) and represents that he/she understands that said Option(s) must be exercised on or before the earliest of the following dates, whichever is applicable: (i) the "Last" exercise date noted above in Section 2; (ii) the day prior to the fifth anniversary, in certain circumstances, of the Option(s) Grant Date with respect to Options granted as Incentive Stock Options pursuant to Subsection (5)(a)(ii) and the day prior to the tenth anniversary of the Option(s) Grant Date with respect to Options granted as Non-Qualified Stock Options; (iii) the effective date of a sale or other disposition of all or substantially all of the stock or assets of the Company, as provided in Section 10 of the Plan; (iv) the date which is the earlier of (A) three months from the date of termination or (B) the expiration of such Stock Option's term following the Optionee's termination of directorship or consulting or other arrangement (unless extended) for any reason other than death or disability as provided under Subsection 5(i) of the Plan; or (v) the date that is one year following the Optionee's termination of employment, directorship or consulting or other arrangement by reason of his/her death, or the date that is one year following his/her termination of employment, directorship or consulting or other arrangement by reason of disability, whichever is applicable, as provided in Subsections 5(g) and 5(h) of the Plan.

          (d) Acknowledges, understands and agrees that the existence of the Plan and the execution of this Agreement are not sufficient by themselves to cause any exercise of any Option(s) granted as an Incentive Stock Option to qualify for favorable tax treatment through the application of Section 422(A) of the Internal Revenue Code; that Optionee must, in order to so qualify, individually meet by his own action all applicable requirements of Section 422A, including without limitation the following holding period and employment requirements:

               (1)  holding period requirement:  no disposition of an Optioned
                    --------------------------
     Share may be made by Optionee within two (2) years from the date of the granting of the Option(s) nor within one (1) year after the transfer of such Optioned Share to him/her, and

               (2)  employment requirement:  at all times during the period
                    ----------------------
     beginning on the date of the granting of the Option(s) and ending on the day three (3) months before the date of exercise, the Optionee must have been an employee of the Company, its Parent, or a Subsidiary of the Company, of Affiliated Companies, or a corporation or a parent or subsidiary of such corporation issuing or assuming the Option(s) in a transaction to which Section 425(a) of the Internal Revenue Code applies, except where the termination of employment is by means of the employee's disability, in which case said three (3) month period may be extended to one (1) year, as provided under Internal Revenue Code Section 422A.

          4.  Representations and Warranties.  As a condition to the exercise of
              ------------------------------
any portion of an Option, the Company may require the person exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Optionee hereby represents to the Company that each of the Option evidenced hereby and the shares purchasable upon exercise thereof is being acquired only for investment and without any present intention to sell or distribute such securities.

          5.  Options Not Transferable.  No Stock Option shall be transferable
              ------------------------
by the optionee otherwise than by will or by the laws of descent and distribution or, with respect to Non-Qualified Stock Options, pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or, with respect to Non-Qualified Stock Options, in accordance with the terms of a qualified domestic relations order.

          6.  No Enlargement of Employee Rights.  Nothing in this Agreement
              ---------------------------------
shall be construed to confer upon the Optionee (if an employee) any right to continued employment with the Company, any Parent or Subsidiary, or any Affiliated Company, or to restrict in any way the right of the Company, a Subsidiary or Parent, or Affiliated Company to terminate his/her employment. Optionee acknowledges that in the absence of an express written employment agreement to the contrary, Optionee's employment with the Company may be terminated by the Company at any time, with or without cause.

          7.  Withholding of Taxes.  Optionee authorizes the Company to
              --------------------
withhold, in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of the Option(s) or the issuance of stock pursuant to the exercise of such Option(s).

          8.  Laws Applicable to Construction.  This Agreement shall be
              -------------------------------
construed and enforced in accordance with the laws of the State of Delaware.

          9.  Agreement Binding on Successors.  The terms of this Agreement
              -------------------------------
shall be binding upon the executors, administrators, heirs, successors, transferees and assignees of the Optionee.

         10.  Costs of Litigation.  In any action at law or in equity to enforce
              -------------------
any of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses end fees on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

         11.  Necessary Acts.  The Optionee agrees to perform all acts and
              --------------
execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

         12.  Counterparts.  For convenience this Agreement may be executed in
              ------------
any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

         13.  Invalid Provisions.  In the event that any provision of this
              ------------------
Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

         14.  Limitation on Value of Optioned Shares.  Optionee acknowledged
              --------------------------------------
that the Plan provides that the aggregate fair market value (determined as of the date hereof) of the shares of Common Stock to which Options granted as Incentive Stock Options are exercisable for the first time by Optionee during any calendar year under all incentive stock option plans of the Company and any Subsidiary shall not exceed $100,000. It is understood and agreed that should it be determined that an Option if granted as an Incentive Stock Option hereunder would exceed such maximum, such Option shall be considered granted as a Non-Qualified Stock Option to the extent, but only to the extent of such excess. This limitation shall not apply to any option granted as a Non-Qualified Stock Option.

          IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement effective as of the date first written hereinabove.

FRANCHISE MORTGAGE ACCEPTANCE            OPTIONEE
COMPANY



By:
   ------------------------------        -------------------------------------
   Name:
   Title:                                -------------------------------------
                                         Street Address

                                         -------------------------------------
                                         City and State

                                         -------------------------------------
                                         Social Security No.


          By his or her signature below, the spouse of the Optionee, of such Optionee be legally married as of the date of his execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan document.


                              ------------------------------------------------
                              Spouse

                              Dated:
                                    ------------------------------

          By his or her signature below the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.


                              ------------------------------------------------
                              Optionee

                              Dated:
                                    ------------------------------